Sidoti&Company,LLC
member FINRA & SIPC

BIOLASE®

THE WORLD LEADER IN DENTAL LASERS

BIOLASE
HOME
SOFT TISSUE
WHITENING
PAIN THERAPY

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE®

Fred Furry, COO & CFO January 7, 2013 Nasdaq: BIOL PAGE 1 EXHIBIT 99.1

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange
Commission including its prior filings on Form 10-K and 10-Q.

Safe Harbor Statement

• We are a biomedical company focused on developing, manufacturing, and selling dental lasers using our revolutionary, proprietary WaterLase technology.
• We also market and distribute:
–
dental imaging equipment,
–
intra-oral scanners, and
–
other products designed for dental & medical procedures.
• Net revenue of $49M in 2011; up 87% over 2010.
• Projecting net revenue >$18M for Q4 and  gross revenue >$57.4M for 2012.
BIOLASE Company Overview

–
up 34% over adjusted net revenues of $43M in 2011, which excludes prepaid purchase orders to Schein totaling $5.9M.  2012 gross revenue excludes $1.1M inventory repurchase in Q2.

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

Step Technology BIOLASE Product Offering
Diagnose and establish
treatment protocol
3D cone beam imaging
•
NewTom (QR/Cefla)
•
DaVinci Imaging (Cefla)
Treatment: all tissue surgical
device
WaterLase
•
WaterLase iPlus
•
WaterLase MDX
•
WaterLase MD Turbo
Treatment: soft tissue
surgical device
Diode laser
•
EPIC 10 diode laser
•
iLase portable, battery operated diode
laser
Impression taking for crowns Digital
•
TRIOS intra-oral scanner (3Shape)

BIOLASE’s Total Technology Solution

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE®

•
WaterLase is a biological method to cut tissue.
•
Water molecules within tissue absorb the laser energy from
the WaterLase, expand, and vaporize, which causes a
biological ablation of the tissue.
–
There is very little trauma or bleeding,
–
No heat or vibration are generated, and
–
Causes little or no pain.
–
Significantly reduces cross contamination.
WaterLase All-Tissue Lasers

•
Extensive patent protection.

BIOLASE
TURBO

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
BIOLASE®

How It Works: WaterLase High Speed Cutting PAGE 6

BIOLASE

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

WaterLase Side by Side with Drill PAGE 7

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

WaterLase Soft Tissue Lingual Frenectomy PAGE 8

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

WaterLase Atraumatic Pediatric Tooth Extraction
The WaterLase
aiming beam
does not cut the
tissue or generate
heat.  The tissue
is cut biologically,
with little or no
pain, when the
laser energizes
water at the
molecular level.

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

176,000 dentists in US & Canada.
1.2M+ dentists in 134 countries.
–
rapid growth in emerging economies
e.g. China, India & Indonesia.
Current market penetration.
–
approx. 5.0% of dental practices in US.
–
approx. 1.5% worldwide.
Each incremental 1% market penetration equals over $600M revenue.
Dental laser market opportunity is in excess of $50B.
BIOLASE’s Market Opportunity
1
American Dental Association.
2
World Federation of Dentistry.

Est. total global market
BIOLASE systems sold worldwide 1998-present
20,000+
1,200,000
1
2

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

Dominant Market Position Hard-tissue Dental Laser Market Total Dental Laser Market 80% 45% BIOLASE Market Share PAGE 11

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE®

EPIC 10 total diode solution
– regulatory clearance late Q3 (EU) & early Q4 (US) 2012.
– cleared for 3 unique uses:
Soft Tissue Surgery,
Whitening,
Pain Therapy.
iLase
–
portable diode laser.
–
no foot pedal, power cord, or external controls.
Diode Soft-Tissue Dental Lasers

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

TRIOS intra-oral
scanner and cart:
– digital impression
taking.
– handheld scanner,
operator's control
cart, and software.
– North American
distribution
agreement
through Aug 2017.
In-Licensed Products
NewTom and Cefla
3D cone beam
imaging products:
–
medical grade
imaging
technology.
–
less cost, less
radiation exposure.
–
U.S. & Canada
distribution
agreement through
Feb 2015.

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

•
291 patents issued & pending.
•
70% are related to WaterLase technology & medical lasers.
Extensive Patent Portfolio
Issued &
Active
Pending Total
U.S. 81 52 133
International 81 77 158
Total 162 129 291

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
BIOLASE

Returned to direct sales model in North America in August 2010.
Currently consists of 47-person team:
–
37 direct outside sales.
–
10 inside sales representatives and lead generators.
Targeted plans for 42-45 outside reps and 12-15 inside reps.
Global sales offices:
–
Current: Irvine, CA (USA), Floss (Germany), Madrid (Spain),Shanghai (China),
and Mumbai (India).
–
Planned: Dubai (UAE) and Rio de Janero (Brazil).
Sales and Marketing

in millions
Guidance

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

Gross Revenue and Influencers
Launched
Cefla’s NewTom
Cone Beam
Imaging products
Introduced iLase™
hand-held soft-
tissue diode laser
Introduced DaVinci
Imaging™ products
Launched
WaterLase
®
iPlus™
all-tissue laser
Launched 3Shape’s
TRIOS™ intra-oral
scanner
CE Mark & FDA
clearance for EPIC 10
F. Pignatelli becomes
Chairman and CEO;
Ended exclusive  global
distribution agreement
with Henry Schein, Inc.
Introduced
WaterLase
®
MDX™ all-
tissue lasers

$4.4
$5.9
$6.2
$9.7
$10.6
$12.1
$13.1
$13.2
$12.3
$13.3
$13.8
>$18M
$0.0
$5.0
$10.0
$15.0
$20.0
Q1 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q2 '10

in millions
Guidance

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
Service + Support
BIOLASE

Gross Revenue Trend Analysis
(1)  Represents gross revenue for Q2 2012, which does not reflect $1.1 million inventory repurchase from Henry Schein, Inc.
(2)  Estimated revenue guidance of >$18M for Q4 2012, last revised January 7, 2013.

$-
$5
$10
$15
$20
Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 (1) Q3 2012 Q4 2012 (2)
Royalties
Other
Imaging
Diodes
WaterLase

•
Continued adoption of core laser products.
–
The WaterLase product line, particularly the iPlus, has demonstrated a solid growth trend over the past 8 quarters.
–
Significant demad for our EPIC 10 diode soft tissue laser.
•
Growth of Imaging Division (cone beam and cad-cam).
•
Additional new product introductions based on our core technologies.
–
Two 510(k) submissions currently under FDA review.
–
Three additional submissions planned to be filed in near term.
–
More submissions planned for later in 2013.
•
Expand into new markets beyond dentistry.
Growth Strategy

•
Ongoing growth in core WaterLase sales and trend of adoption.
•
High demand for our new EPIC 10 soft tissue diode laser.
•
Recent & planned new product introductions.
–
EPIC 10 & TRIOS introduced second half of 2012.
–
Additional product launches based on core technologies planned for 2013 and beyond.
•
Strong IP protection with additional patents pending.
•
Addressing $50B dental laser market opportunity.
–
Large market with little competition for all-tissue lasers.
–
Significant opportunities for WaterLase in other medical markets.
•
Improved financial position.
Investment Considerations

BIOLASE

BIOLASE Europe
BIOLASE

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

•
Over 180 employees worldwide.
•
Sales offices in Floss (Germany), Madrid (Spain),
Shanghai (China), and Mumbai (India); expansion
planned in Dubai (UAE), and Rio de Janero (Brazil).
•
Floss also has service and manufacturing capabilities.
BIOLASE Europe in Floss, Germany
•
Corporate HQ: Irvine, California.
•
57,000 sq. ft. facility houses finance &
administrative, sales, marketing, customer care,
training, manufacturing, and R&D.
•
Can accommodate growth to $250 million.
BIOLASE Today
BIOLASE Corporate Headquarters in Irvine, California

BIOLASE | 25 YEARS

THE WORLD LEADER IN DENTAL LASERS

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

Fred Furry COO & CFO, BIOLASE, Inc. 949.226.8124 ffurry@biolase.net PAGE 21 Lisa Wilson President, In-Site Communications, Inc. 212.759.3929 lwilson@insitecony.com